Exhibit 99.1

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

EXCLUSIVE DISTRIBUTION AGREEMENT - AMENDMENT No. 1

THIS AGREEMENT is made the 5th day of March 2012

BETWEEN:

(1)	HORIZON PHARMA AG a company incorporated in accordance with the laws of Switzerland with its registered office at Kägenstrasse 17, CH-4153 Reinach, Switzerland (the “Principal”); and

(2)	MUNDIPHARMA INTERNATIONAL CORPORATION LIMITED a company incorporated in accordance with the laws of Bermuda with its registered office at Canon’s Court, 22 Victoria Street, Hamilton, HM 12 Bermuda (the “Distributor”).

WHEREAS:

(A)	The Principal and Distributor concluded an Exclusive Distribution Agreement (“EDA”) on November 4, 2010 to have the Product registered, marketed, sold and distributed by the Distributor in the Field in the Territory (the terms Product, Field and Territory are defined in the EDA).

(B)	The Principal and Distributor wish to amend the EDA to include additional territories.

(C)	The Principal has agreed with the Distributor to grant Exclusive licenses and rights as set out and upon and subject to the terms and conditions in this agreement and the EDA.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	As used in this Agreement, capitalized words and expressions shall have the meanings defined in the EDA, provided that the following words and phrases shall have the following meanings: In this Agreement, the following terms shall have the following meanings:

“AMENDMENT”	means this Agreement between the Parties as set out and described herein.

1.2	Any reference in this AMENDMENT to “writing” or cognate expressions includes a reference to facsimile transmission.

1.3	The headings in this AMENDMENT are for convenience only and shall not affect its interpretation.

1.4	References to “persons” includes individuals, bodies corporate (wherever incorporated), unincorporated associations and partnerships.

1.5	Any reference to an enactment or statutory provision is a reference to it as it may have been, or may from time to time be amended, modified, consolidated or re-enacted.

2.	AMENDMENTS TO THE EDA

2.1	The definition of “Commencement Date” shall be amended as follows:

“Commencement Date” means November 4, 2010 with respect to the following countries in the Territory: Australia, China, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, South Africa, Taiwan, Thailand, and Vietnam and means the execution date of this AMENDMENT for all other countries in the Territory.

2.2	Schedule 1 of the EDA is amended to add the following additional countries:

“Mexico, Brazil, Argentina, Colombia, Venezuela, Peru, Chile, Ecuador, Dominican Republic, Guatemala, Costa Rica, Uruguay, Bolivia, Panama, Nicaragua, El Salvador and Honduras.”

2.3	Schedule 2 of the EDA is amended to add the following table:

“Annual Volume Forecast (in millions of tablets of Product in finished form)

Volume	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6-15
Brazil	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Mexico	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Argentina	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Colombia	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]”

2.4	Schedule 3 of the EDA is amended to add the following Milestone Payments:

“Milestone Event	Milestone Payment
Amount to be paid within five (5) business days of the signature of this AMENDMENT	[…***…]

[…***…]
[…***…]	[…***…]
[…***…]	[…***…]”

***Confidential Treatment Requested

In WITNESS WHEREOF the PARTIES hereto have caused this AMENDMENT to be executed in duplicate by their duly authorised officers as of the Commencement Date.

HORIZON PHARMA AG		MUNDIPHARMA INTERNATIONAL CORPORATION LIMITED

By:	/s/ Robert W. Metz	By:	/s/ Douglas Dooherty
Name:	Robert W. Metz	Name:	Douglas Dooherty
Title:	Sr VP Global Business Ops	Title:	General Manager

S:/6736a

HORIZON PHARMA AG

By:	/s/ Hans-Peter Zobel
Name:	Hans-Peter Zobel
Title:	General Manager Europe